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LETTER OF TRANSMITTAL

To Tender Outstanding Shares of Common Stock
of
SILICONIX incorporated
to
VISHAY TEMIC SEMICONDUCTOR ACQUISITION HOLDINGS CORP.
in Exchange for 2.90 Shares of Common Stock of
VISHAY INTERTECHNOLOGY, INC.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON THURSDAY, MAY 12, 2005, UNLESS THE OFFER IS EXTENDED.

The Exchange Agent for the Offer is:
American Stock Transfer & Trust Company

By Mail:	By Overnight Delivery:	By Hand Delivery:
Please use enclosed envelope. If you wish to tender by registered mail, please mail to:
Reorganization Department 59 Maiden Lane New York, NY 10038	Reorganization Department 59 Maiden Lane New York, NY 10038	Reorganization Department 59 Maiden Lane New York, NY 10038

Facsimile Transmission (for eligible institutions only):

(718)-234-5001

Confirm Receipt of Facsimile by Telephone Only:

(718) 921-8317

        Delivery of this letter of transmittal to an address other than as set forth above or transmission of instructions via facsimile to a number other than as set forth above will not constitute a valid delivery to the exchange agent. You must sign this letter of transmittal where indicated below and complete the Substitute Form W-9 provided below.

        The instructions contained to this letter of transmittal should be read carefully before this letter of transmittal is completed.

        This letter of transmittal is furnished in connection with the offer of Vishay TEMIC Semiconductor Acquisition Holdings Corp., a wholly owned subsidiary of Vishay Intertechnology, Inc., to exchange 2.90 shares of Vishay common stock for each outstanding share of common stock of Siliconix incorporated, other than Siliconix shares owned by Vishay or its subsidiaries. The offer is being made upon the terms and the conditions of the prospectus of Vishay, dated April 12, 2005.

        This letter of transmittal should be used by stockholders of Siliconix if—

  •
  certificates for Siliconix shares are being surrendered for exchange, or

  •
  delivery of Siliconix shares is to be made by book-entry transfer to an account maintained by the exchange agent at The Depository Trust Company pursuant to the procedures set forth under "The Offer—Procedure for Tendering Shares" in the prospectus, unless an "agent's message" (as defined in Instruction 1 below) is utilized.

        Stockholders whose certificates for Siliconix shares are not immediately available or who cannot deliver their certificates and all other required documents to the exchange agent on or prior to the expiration date of the offer, or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Siliconix shares according to the guaranteed delivery procedures set forth under "The Offer—Guaranteed Delivery" in the prospectus. See Instruction 1. Delivery of documents to DTC will not constitute delivery to the exchange agent.

DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on share certificate(s))	Shares Tendered (Attach additional list if necessary)

	Share Certificate Number(s)(1) (Attach signed list if necessary)	Number of Shares Represented	Total Number of Shares Tendered(2)

Total Number of Shares

(1)	Need not be completed by book-entry stockholders.

(2)	Unless otherwise indicated, it will be assumed that all Siliconix shares represented by certificates delivered to the exchange agent are being tendered hereby. See Instruction 4.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS
LETTER OF TRANSMITTAL CAREFULLY.

☐	CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:
Name of Tendering Institution

DTC Participant Number

Transaction Code Number

☐	CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
Name(s) of Registered Holder(s)

Window Ticket Number (if any) or DTC Participant Number

Date of Execution of Notice of Guaranteed Delivery

Name of Institution that Guaranteed Delivery

To: Vishay TEMIC Semiconductor Acquisition Holdings Corp:

Ladies and Gentlemen:

        The undersigned hereby delivers to Vishay TEMIC the above-described Siliconix shares pursuant to Vishay TEMIC's offer to exchange 2.90 Vishay common shares for each outstanding Siliconix share, upon the terms and subject to the conditions set forth in the prospectus and this letter of transmittal.

        Tender of Shares.    Upon the terms and subject to the conditions of the offer, and effective upon, acceptance by Vishay TEMIC of the Siliconix shares tendered, the undersigned hereby—

  •
  sells, assigns and transfers to Vishay TEMIC, all right, title and interest in and to all of the Siliconix shares that are being tendered hereby, and any and all other distributions on the Siliconix shares issued or issuable in respect thereof on or after April 12, 2005, and

  •
  irrevocably constitutes and appoints the exchange agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Siliconix shares and distributions, with full power of substitution, to

  •
  deliver certificates for such Siliconix shares and distributions, or transfer ownership of such Siliconix shares and distributions on the account books maintained by DTC, together with all accompanying evidences of transfer and authenticity, to, or upon the order of Vishay TEMIC,

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  present such Siliconix shares and distributions for transfer on the books of Siliconix, and/or

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  receive all benefits and otherwise exercise all rights of beneficial ownership of such Siliconix shares and all distributions, all in accordance with the terms of the offer.

        Power of Attorney.    By executing this letter of transmittal, the undersigned hereby irrevocably appoints the designees of Vishay TEMIC, and each of them, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution and resubstitution—

  •
  to vote at any annual or special meeting of Siliconix's stockholders or any adjournment or postponement in such manner as each such attorney-in-fact in his sole discretion deems proper,

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  to execute any written consent concerning any matter as each such attorney-in-fact in his sole discretion deems proper, and

  •
  to otherwise act as each such attorney-in-fact in his sole discretion deems proper with respect to all of the Siliconix shares and all distributions tendered by this letter of transmittal and accepted for exchange by Vishay TEMIC. This appointment will be effective if and when, and only to the extent that, Vishay TEMIC accepts such Siliconix shares for exchange pursuant to the offer.

        This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for exchange of the tendered Siliconix shares in accordance with the terms of the offer. Acceptance for exchange will, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to the tendered Siliconix shares and related distributions as described above. No subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect to such Siliconix shares and distributions, and, if given, they will not be deemed effective. Vishay TEMIC reserves the right to require that, in order for Siliconix shares to be deemed validly tendered, immediately upon Vishay TEMIC's acceptance for exchange of such Siliconix shares, Vishay TEMIC or its designee must be able to exercise full voting, consent and other rights with respect to such Siliconix shares and related distributions.

        Representations and Warranties.    The undersigned hereby represents and warrants—

  •
  that the undersigned has full power and authority to tender, sell, assign and transfer the Siliconix shares tendered and the related distributions,

  •
  that the undersigned owns the tendered Siliconix shares, and

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  that when the Siliconix shares are accepted for exchange by Vishay TEMIC, Vishay TEMIC will acquire good, marketable and unencumbered title to the tendered Siliconix shares and related distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims.

The undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or Vishay TEMIC to be necessary or desirable to complete the sale, assignment and transfer of the Siliconix shares tendered and related distributions. In addition, the undersigned will remit and transfer promptly to the exchange agent for the account of Vishay TEMIC all distributions in respect of the Siliconix shares tendered, accompanied by appropriate documentation of transfer. Pending such remittance and transfer, Vishay TEMIC will be entitled to all rights and privileges as the owner of each such distribution and may choose not to exchange the Siliconix shares tendered or may reduce from the total consideration due, the amount or value of such distribution as determined by Vishay TEMIC in its sole discretion.

        The undersigned represents and warrants that the undersigned has read and agrees to all the terms and conditions of the offer. All authority conferred in this letter of transmittal will survive the death or incapacity of the undersigned. Any obligation of the undersigned under this letter of transmittal will be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. This tender is irrevocable, except to the extent of the withdrawal rights described in the prospectus.

        Binding Agreement.    The undersigned understands that the valid tender of Siliconix shares pursuant to any one of the procedures described in the prospectus under "The Offer—Procedure for Tendering Shares" and in the instructions to this letter of transmittal constitutes a binding agreement between the undersigned and Vishay TEMIC. The undersigned recognizes that under certain circumstances set forth in the prospectus, Vishay TEMIC may not be required to accept for exchange any of the Siliconix shares tendered.

        No Fractional Shares.    The undersigned understands that no fractional Vishay common shares will be issued. Instead, each tendering stockholder who would otherwise be entitled to a fractional Vishay common share, after combining all fractional shares to which such stockholder would otherwise be entitled, will receive cash in an amount equal to the product obtained by multiplying (i) the fraction of a Vishay common share to which the holder would otherwise be entitled by (ii) the closing price of Vishay common stock on the New York Stock Exchange on the expiration date of the offer.

        Issuance and Delivery Instructions.    Accordingly—

  •
  unless otherwise indicated under "Special Issuance Instructions," please deliver the Vishay common shares, any check for cash in lieu of a fractional Vishay common share and any certificates for Siliconix shares not tendered or accepted for exchange, and any accompanying documents, as appropriate, in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered,"

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  unless otherwise indicated under "Special Delivery Instructions," please deliver documentation evidencing the Vishay common shares, deliver any check for cash in lieu of a fractional Vishay common share and return any certificates for Siliconix shares not tendered or accepted for exchange, and any accompanying documents, as appropriate, to the address of the registered holder(s) appearing above under "Description of Shares Tendered,"

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  in the event that the box entitled "Special Issuance Instructions" and/or the box entitled "Special Delivery Instructions" are completed, please issue the Vishay common shares, any check for cash in lieu of a fractional Vishay common share and any certificates for Siliconix shares not tendered or accepted for exchange, and any accompanying documents, as appropriate, in the name of, and/or deliver said documentation and check and return such certificates to, the person or persons so indicated, and

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  unless otherwise indicated in the box entitled "Special Issuance Instructions," please credit any Siliconix shares tendered by book-entry transfer that are not accepted for exchange by crediting the account at DTC designated above.

The undersigned recognizes that Vishay TEMIC has no obligation, pursuant to the "Special Issuance Instructions," to transfer any Siliconix shares from the name of the registered holders if Vishay TEMIC does not accept for exchange any or all of the Siliconix shares so tendered.

Very truly yours,

  IMPORTANT: STOCKHOLDERS SIGN HERE
  (Please complete Substitute Form W-9 below)

  Signature(s) of Stockholder(s)

  Dated                     , 2005

Name(s)

(Please Print)
Capacity (full title)

(See Instruction 5)
Address
(Include Zip Code)
Area Code and Telephone Number
(Taxpayer Identification or Social Security Number)	(See Substitute Form W-9)

Must be signed by registered holder(s) exactly as name(s) appear(s) on Siliconix share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

  GUARANTEE OF SIGNATURE(S)
  (If required; see Instructions 2, 5 and 7)

  For use by eligible institutions only. Place medallion guarantee in space below:

Name of Firm
Address	(Include Zip Code)
Authorized Signature
Name(s)
Area Code and Telephone Number

  Dated                     , 2005

  ☐    CHECK HERE IF SPECIAL ISSUANCE INSTRUCTIONS APPLY

  SPECIAL ISSUANCE INSTRUCTIONS
  (See Instructions 1, 5, and 7)

  To be completed ONLY if—

•	the Vishay common shares delivered in the offer, and any check for cash in lieu of a fractional Vishay share, are to be issued in the name of someone other than the registered holder(s) indicated above,
•	certificates for the Siliconix shares not accepted for exchange or not tendered are to be issued in the name of someone other than the undersigned registered holder(s) indicated above, or
•	Siliconix shares tendered and delivered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.
Name	(Please Print)
Address
(Zip Code)
(Taxpayer Identification or Social Security Number)	(See Substitute Form W-9)
Credit the shares tendered by book-entry transfer that are not accepted for exchange to DTC to the account set forth below:

(Account Number)

  ☐    CHECK HERE IF SPECIAL DELIVERY INSTRUCTIONS APPLY

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)

  To be completed ONLY if—

•	documentation evidencing Vishay common shares delivered in the offer and any check for cash in lieu of a fractional Vishay common share, or
•
certificates for the Siliconix shares not accepted for exchange or not tendered are to be sent to someone other than the registered holder(s) indicated above or to such holder(s) at an address other than that shown under "Description of Shares Tendered."
Name	(Please Print)
Address
(Zip Code)

  ☐    CHECK HERE IF SILICONIX RESTRICTED COMMON STOCK IS BEING TENDERED

  TENDER OF SILICONIX RESTRICTED SHARES
  (see Instructions 1, 5, 6 and 14)

  CHECK ONLY ONE BOX BELOW:

☐	The exchange agent is instructed to withhold the number of Vishay common shares equivalent to $1.02 per Siliconix restricted share, based upon the closing price per Vishay common share on the expiration date of the offer.
OR
☐
The tendering holder agrees to make a payment to Siliconix in an amount equal to $1.02 in cash for each Siliconix restricted share of such holder accepted for exchange, promptly following expiration of the offer.

Name	(Please Print)
Address
(Zip Code)

INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

        1.    Delivery of Letter of Transmittal and Shares; Guaranteed Delivery Procedures.    This letter of transmittal is to be completed by stockholders of Siliconix either if—

  •
  Siliconix share certificates are to be forwarded to the exchange agent, or

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  delivery of Siliconix shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in the prospectus under "The Offer—Procedure for Tendering Shares," unless an agent's message is utilized.

        For a stockholder to validly tender Siliconix shares pursuant to the offer, either—

  •
  a properly completed and duly executed letter of transmittal or a manually signed facsimile, together with any required signature guarantees or an agent's message in connection with book-entry transfer, and any other required documents, must be received by the exchange agent at one of its addresses set forth in this letter of transmittal prior to the expiration date, and either

  •
  certificates for tendered Siliconix shares must be received by the exchange agent at one of those addresses prior to the expiration date, or

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  Siliconix shares must be delivered pursuant to the procedures for book-entry transfer set forth in this letter of transmittal and in the prospectus under "The Offer—Procedure for Tendering Shares" and a book-entry confirmation must be received by the exchange agent prior to the expiration date, or

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  the tendering stockholder must comply with the guaranteed delivery procedures set forth in the prospectus under "The Offer—Guaranteed Delivery."

        If the stockholder is complying with guaranteed delivery procedures—

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  the tender must be made by or through an "eligible institution" (as defined in Instruction 2 below),

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  a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Vishay TEMIC, must be received by the exchange agent prior to the expiration date, and

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  the certificates for all tendered Siliconix shares, in proper form for transfer, or a book-entry confirmation with respect to all tendered Siliconix shares, together with a properly completed and duly executed letter of transmittal or a manually signed facsimile with any required signature guarantees, or, in the case of a book-entry transfer, an agent's message, and any other required documents must be received by the exchange agent within three (3) NASDAQ National Market trading days after the date of execution of the Notice of Guaranteed Delivery.

        The term "agent's message" means a message, transmitted by DTC to, and received by, the exchange agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the Siliconix shares, that the participant has received and agrees to be bound by the terms of the letter of transmittal and that Vishay TEMIC may enforce such agreement against the participant.

        The method of delivery of the Siliconix shares, this letter of transmittal, the certificate(s) representing Siliconix shares and all other required documents, including delivery through DTC, is at the option and sole risk of the tendering stockholder. The delivery will be deemed made only when actually received by the exchange agent, including, in the case of a book-entry transfer, by book-entry confirmation. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

        No alternative, conditional or contingent tenders will be accepted. All tendering stockholders, by executing this letter of transmittal or causing an agent's message to be delivered, waive any right to receive any notice of acceptance of their Siliconix shares for exchange.

        2.     Guarantee of Signatures.    No signature guarantee is required on this letter of transmittal if—

  •
  this letter of transmittal is signed by the registered holder(s) of the tendered Siliconix shares or participant in DTC whose name appears on a security position listing as the owner of the Siliconix shares tendered, unless either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" has been completed, or

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  the Siliconix shares are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of—

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  a recognized Medallion Program approved by the Securities Transfer Association Inc., including the Securities Transfer Agent's Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP), or

  •
  any other "eligible guarantor institution," as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934.

Each of these institutions is referred to as an "eligible institution." In all other cases, all signatures on this letter of transmittal must be guaranteed by an eligible institution. See Instruction 5 of this letter of transmittal.

        3.     Inadequate Space.    If the space provided herein under "Description of Shares Tendered" is inadequate, the number of Siliconix shares tendered and the share certificate numbers with respect to the tendered Siliconix shares should be listed on a separate signed schedule attached to this letter of transmittal.

        4.     Partial Tenders (Not Applicable to Stockholders Who Tender by Book-Entry Transfer).    If fewer than all the Siliconix shares evidenced by any share certificate delivered to the exchange agent with this letter of transmittal are to be tendered, fill in the number of Siliconix shares that are to be tendered in the box entitled "Number of Shares Tendered." In this case, a new certificate for the remainder of the Siliconix shares that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box in this letter of transmittal, as soon as practicable after the expiration date or the termination of the offer. All Siliconix shares represented by certificates delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated.

        5.     Signatures on Letter of Transmittal; Stock Powers and Endorsements.    If this letter of transmittal is signed by the registered holder(s) of the Siliconix shares tendered, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

        In addition—

  •
  if any of the Siliconix shares tendered hereby are held of record by two or more joint owners, all owners must sign this letter of transmittal,

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  if any of the tendered Siliconix shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal as there are different registrations of certificates, and

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  if this letter of transmittal or any share certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Vishay TEMIC of the authority of such person so to act must be submitted.

        If this letter of transmittal is signed by the registered holder(s) of the listed Siliconix shares, no endorsements of share certificates or separate stock powers are required. If this letter of transmittal is signed by a person other than the registered holder(s) of the tendered Siliconix shares, the share certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the share certificates. Signature(s) on any such share certificates or stock powers must be guaranteed by an eligible institution.

        6.     Stock Transfer Taxes.    No stock transfer taxes will be required to be paid by the tendering holders of Siliconix shares if the Vishay common shares delivered in the offer are to be issued, or any Siliconix shares not tendered or accepted for exchange are to be returned, to the registered holder(s) of the tendered Siliconix shares. The amount of any required stock transfer taxes due as a result of the issuance or delivery of shares in the offer to any person other than the registered holder(s) of the tendered Siliconix shares will be deducted from the overall consideration paid unless evidence satisfactory to Vishay TEMIC of the payment of such taxes, or an exemption from payment, is submitted.

        7.     Special Issuance and Delivery Instructions.    If the Vishay common shares delivered in the offer, any check for cash in lieu of a fraction of a Vishay common share and certificates for Siliconix shares not accepted for exchange or not tendered are to be issued in the name of and /or delivered to a person other than the signer of this letter of transmittal, or to an address other than that shown above, the appropriate boxes on this letter of transmittal should be completed, and the signature(s) on this letter of transmittal must be guaranteed by an eligible institution. See Instruction 2.

        Any stockholder(s) delivering Siliconix shares by book-entry transfer may request that Siliconix shares not purchased be credited to such account maintained at DTC as such stockholder(s) may designate in the box entitled "Special Issuance Instructions." If no such instructions are given, any Siliconix shares not purchased will be returned by crediting the account at DTC designated above as the account from which such Siliconix shares were delivered.

        8.     Requests for Assistance or Additional Copies.    Questions and requests for assistance or additional copies of the prospectus, this letter of transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the information agent at its address and phone number set forth below, or from your broker, dealer, commercial bank, trust company or other nominee.

        9.     Irregularities.     All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of the Siliconix shares will be determined by Vishay TEMIC, in its sole discretion, which determination shall be final and binding. Vishay TEMIC reserves the absolute right to reject any and all tenders of Siliconix shares that are not in proper form or the acceptance of which would, in Vishay TEMIC's opinion, be unlawful. Vishay TEMIC also reserves the right to waive any defects, irregularities or conditions of tender as to particular Siliconix shares. Any defect or irregularity in connection with tenders of the Siliconix shares must be cured within such time as Vishay TEMIC determines, unless waived by Vishay TEMIC. Tenders of Siliconix shares shall not be deemed to have been made until all defects or irregularities have been waived by Vishay TEMIC or cured. Vishay TEMIC, the exchange agent, the information and any other person have no duty to give notice of any defects or irregularities in tenders of Siliconix shares, and will not incur any liability to holders of Siliconix shares for failure to give any such notice.

        10.   Waiver of Conditions.    Vishay TEMIC reserves the absolute right in its sole discretion to waive the conditions to the offer and to make any change in the terms or the conditions to the offer except as set forth in the prospectus. Among other things, Vishay TEMIC will not waive the minimum condition.

        11.   Substitute Form W-9.    The tendering stockholder is required to provide the exchange agent with a correct Taxpayer Identification Number (TIN), generally the stockholder's U.S. social security number, individual taxpayer identification number, or federal employer identification number, on the Substitute Form W-9 which is provided below, and to certify whether the stockholder is subject to backup withholding of United States federal income tax. If a tendering stockholder is subject to federal backup withholding, the stockholder must cross out item (2) of the "Certification" box of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to a $50 penalty imposed by the Internal Revenue Service (IRS) and a 28% federal backup withholding tax on the payment of cash in lieu of fractional shares. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part I and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the exchange agent is not provided with a TIN, the exchange agent will retain 28% of all reportable payments. If the TIN is not provided within 60 days of the exchange agent's receipt of the Substitute Form W-9, such amounts will be remitted to the IRS as backup withholding, and 28% of all reportable payments made thereafter will be withheld and remitted to the IRS until a TIN is provided to the IRS.

        12.   Non-U.S. Holders.    Non-United States holders must submit a completed IRS Form W-8BEN (or other appropriate IRS Form W-8) to avoid backup withholding. IRS Form W-8BEN (or other appropriate IRS Form W-8) may be obtained by contacting the exchange agent at one of the addresses listed above on this letter of transmittal.

        13.   Lost, Destroyed or Stolen Share Certificates.    If any certificate(s) representing Siliconix shares has been lost, destroyed or stolen, the stockholder should promptly contact the exchange agent for instruction on the steps that must be taken in order to replace the share certificate(s). This letter of transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen share certificates have been followed.

        14.   Restricted Siliconix Shares.    If you are tendering restricted Siliconix shares, complete the box entitled "Tender of Restricted Siliconix Shares." If the box is not completed, the exchange agent will withhold the number of Vishay shares equivalent to $1.02 per share of Siliconix restricted stock, based upon the closing price per Vishay common share on the New York Stock Exchange on the expiration date of the offer.

IMPORTANT:

        This letter of transmittal or a manually signed facsimile, together with any required signature guarantees, or, in the case of a book-entry transfer, an agent's message, and any other required documents, must be received by the exchange agent prior to the expiration date, and either certificates for tendered Siliconix shares must be received by the exchange agent or Siliconix shares must be delivered pursuant to the procedures for book-entry transfer, in each case prior to the expiration date, or the tendering stockholder must comply with the procedures for guaranteed delivery.

IMPORTANT TAX INFORMATION

        Under United States federal income tax law, a stockholder whose tendered Siliconix shares are accepted for payment is required to provide the exchange agent (as payer) with such stockholder's correct U.S. social security number, individual taxpayer identification number, or federal employer identification number (each, a Taxpayer Identification Number or a TIN) on Substitute Form W-9 provided below. If such stockholder is an individual, the TIN is such person's U.S. social security number. The TIN of a resident alien who does not have and is not eligible to obtain a social security number is such person's IRS individual taxpayer identification number. If a tendering stockholder is subject to federal backup withholding, the stockholder must cross out item (2) in Part II of the Certification box on the Substitute Form W-9. If the exchange agent is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the IRS. In addition, any payment of cash in lieu of fractional shares that is made to such stockholder may be subject to federal backup withholding.

        Certain stockholders (including, among others, all corporations and certain non-United States individuals) are not subject to federal backup withholding. In order for a non-United States individual to qualify as an exempt recipient, that stockholder must submit to the exchange agent a properly completed IRS Form W-8BEN (or other appropriate IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such form may be obtained from the exchange agent. Exempt stockholders, other than non-United States individuals, should still provide their name, check the appropriate box for their status, check the "Exempt from back-up withholding" box on the line following the business name, and sign, date and return the Substitute Form W-9 to the exchange agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

        If federal backup withholding applies, the exchange agent is required to withhold 28% of any payment of cash in lieu of a fraction of a Vishay common share made to the stockholder. Federal backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Purpose of Substitute Form W-9

        To prevent federal backup withholding on any cash payment in lieu of a fractional share that is made to a stockholder with respect to Vishay common shares acquired pursuant to the offer, the stockholder is required to notify the exchange agent of such stockholder's correct TIN by completing the Substitute Form W-9 below certifying that (x) such holder is exempt from federal backup withholding, or (y) that the TIN provided on such form is correct (or that such stockholder is awaiting a TIN), that the holder is a U.S. person (including a U.S. resident alien) and that (i) such holder has not been notified by the IRS that such holder is subject to federal backup withholding as a result of a failure to report all interest or dividends, or (ii) the IRS has notified such holder that such holder is no longer subject to federal backup withholding (see Part II of Substitute Form W-9).

What Number to Give the Exchange Agent

        The stockholder is required to give the exchange agent the TIN of the record owner of the Siliconix shares. If the Siliconix shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should write "Applied For" in the space provided for in the TIN in Part I and sign and date the Substitute Form W-9. If "Applied For" is written in Part I, the exchange agent will retain 28% of cash paid in lieu of a fraction of a Vishay common share. If a TIN is provided within 60 days of the exchange agent's receipt of the Substitute Form W-9, then the exchange agent will pay over such retained amounts to the tendering stockholder. If such TIN is not provided within such 60 day period, then the exchange agent will remit the cash to the IRS.

REQUESTER'S NAME
Give Form to the Requester. Do NOT send to the IRS.

Name (if a joint account or you changed your name, see enclosed Guidelines)
Business name, if different above.
Check appropriate box: ☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership ☐ Other ☐ Exempt from back-up withholding
Address (number, street, and apt. or suite no.)
City, state and ZIP code.

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service

	Part I—Taxpayer Identification Number (TIN). Enter your TIN on the appropriate line. The TIN provided must match the name set forth above to avoid backup withholding. For most individuals, this is your social security number (SSN). For most other entities, it is your employer identification number (EIN). If you do not have a number, write "Applied For" in the space in the right. See How to Get a Tin in the enclosed GUIDELINES.	Social Security Number OR Employer Identification Number Note: If the account is in more than one name, see the chart in the enclosed Guidelines to determine what number to give.

Part II—Certification
Under the penalties of perjury, I certify that:
(1)	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
(2)
I am not subject to backup withholding either because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3)	I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest and dividends on your tax return.

Signature	Date

NOTE:
FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING AT THE APPLICABLE RATE ON ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

        Any questions or requests for assistance or additional copies of the prospectus, this letter of transmittal and other tender offer materials may be directed to the information agent at the telephone number and location listed below. Holders of Siliconix shares may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the offer.

The Information Agent for the offer is:

105 Madison Avenue New York, NY 10016 (212) 929-5500 (Call Collect) or Call Toll-Free (800) 322-2885 Email: proxy@mackenziepartners.com

QuickLinks

The Exchange Agent for the Offer is: American Stock Transfer & Trust Company
IMPORTANT
IMPORTANT TAX INFORMATION